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                                                                      Exhibit 24

                                POWER OF ATTORNEY

Each person whose signature appears below designates and appoints GERRY B. CAMERON, STEVEN P. ERWIN, ROBERT D. GEDDES, SHERYL W. DAWSON, and DEBORAH B. GOLDBERG, and each of them, true and lawful attorneys-in-fact and agents to sign the annual report on Form 10-K of U. S. Bancorp, an Oregon corporation, for the year ended December 31, 1994, and to file said report, with all exhibits thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to perform every act and execute any instruments that they deem necessary or desirable in connection with said report, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 16th day of February, 1995.

SIGNATURE                     TITLE
- ---------                     -----

                              Chairman and Chief Executive Officer, President
 /s/ GERRY B. CAMERON         and Director (Principal Executive Officer)
- ------------------------
Gerry B. Cameron
                              Executive Vice President and Chief Financial
                              Officer (Principal Financial and Principal
 /s/ STEVEN P. ERWIN          Accounting Officer)
- ------------------------
Steve P. Erwin

 /s/ ROGER L. BREEZLEY        Director
- ------------------------
Roger L. Breezley

 /s/ FRANKLIN G. DRAKE        Director
- ------------------------
Franklin G. Drake

 /s/ JOSHUA GREEN III         Director
- ------------------------
Joshua Green III

 /s/ ROBERT S. MILLER, JR.    Director
- ------------------------
Robert S. Miller, Jr.

 /s/ PAUL A. REDMOND          Director
- ------------------------
Paul A. Redmond

 /s/ N. STEWART ROGERS        Director
- ------------------------
N. Stewart Rogers

 /s/ ANDREW W. SMITH          Director
- ------------------------
Andrew V. Smith

 /s/ BENJAMIN R. WHITELEY     Director
- ------------------------
Benjamin R. Whiteley